UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

DIRTT ENVIRONMENTAL SOLUTIONS LTD

(Exact name of Registrant as Specified in Its Charter)

Canada	001-39061	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.
Calgary, Alberta		T2C 1N6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (403) 723-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Third Amended and Restated LTIP

As described below under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), on June 24, 2025, at the 2025 annual and special meeting of shareholders (the “Meeting”) of DIRTT Environmental Solutions Ltd. (the “Company”), the Company’s shareholders approved the Third Amended and Restated DIRTT Environmental Solutions Ltd. Long Term Incentive Plan (the “A&R LTIP”), which was previously adopted by the Company’s Board of Directors (the “Board”), subject to shareholder approval at the Meeting. The effective date of the A&R LTIP is June 24, 2025. The A&R LTIP increased the aggregate number of the Company’s common shares (“Common Shares”) reserved and available for issuance since the inception of the plan on May 22, 2020 by 3,000,000, such that the total Common Shares reserved increased from the 27,350,000 reserved under the Second Amended and Restated DIRTT Environmental Solutions Ltd. Long Term Incentive Plan (the “LTIP”) to 30,350,000, plus the number of Common Shares subject to stock options granted under the Company’s Amended and Restated Incentive Stock Option Plan that, following May 22, 2020, expire or for any reason are canceled or terminated without having been exercised in full. Other than the increase to the maximum number of Common Shares reserved and available for issuance thereunder, the terms of the A&R LTIP are the same as those of the LTIP.

The A&R LTIP provides for the grant of stock options, share appreciation rights, restricted share units, restricted shares, dividend-equivalent rights granted in connection with restricted share units, vested share awards, other share-based awards, cash awards, and deferred share units to eligible employees, officers, consultants and directors of the Company and its affiliates who are selected by the Corporate Governance and Compensation Committee of the Board to receive such an award.

The preceding summary of the A&R LTIP does not purport to be a complete description of all provisions of the A&R LTIP and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the A&R LTIP, which is attached hereto as Exhibit 10.1 to this Current Report and is hereby incorporated into this Item 5.02 by reference.

Amended and Restated ESPP

The Board unanimously approved the DIRTT Environmental Solutions Ltd. Amended and Restated Employee Share Purchase Plan (the “A&R ESPP”), which increases the aggregate number of Common Shares reserved and available for issuance since the inception of the plan in 2022 by 2,500,000, such that the total number of Common Shares reserved under the A&R ESPP increased from the 5,500,000 previously reserved under the Company’s Employee Share Purchase Plan (the “ESPP”) to 8,000,000. Other than an increase to the maximum number of Common Shares reserved and available for issuance thereunder, the terms of the A&R ESPP are the same as those of the ESPP.

The A&R ESPP provides employees of the Company and our designated subsidiaries who are customarily employed for at least 20 hours or more per week with the opportunity to acquire a proprietary interest in the Company by purchasing our Common Shares through payroll deductions at a discount (85% of the volume-weighted average trading price of the Common Shares over the last five days of the offering period). The A&R ESPP is intended to qualify, with respect to Canadian participants, as an “employee savings or thrift plan” for purposes of the Income Tax Act (Canada) and, with respect to U.S. participants, as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. Subject to the restrictions in the A&R ESPP, participants are granted an option to purchase Common Shares on the first business day of each offering period, with such option to be automatically exercised on the last business day of such offering period to purchase a whole number of our Common Shares determined by dividing the accumulated payroll deductions in the participant’s notional account on such exercise date by the applicable exercise price.

The preceding summary of the A&R ESPP does not purport to be a complete description of all provisions of the A&R ESPP and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the A&R ESPP, which is attached hereto as Exhibit 10.2 to this Current Report and is hereby incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Securities Holders

At the Meeting, shareholders were requested to: (i) elect directors of the Company to hold office until the close of the 2026 annual meeting or until their successors were duly elected or appointed; (ii) appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025, at such remuneration as may be fixed by the Board; (iii) approve a resolution adopting the A&R LTIP and an increase to the Common Shares reserved for issuance thereunder, subject to the approval of the Toronto Stock Exchange; (iv) approve a non-binding advisory resolution to approve the Company’s approach to executive compensation, commonly known as the “Say-on-Pay” vote; (v) approve, on a non-binding advisory basis, a frequency of “one-year” for future Say-on-Pay votes; and (vi) approve the Company’s Amended and Restated Employee Share Purchase Plan.

The final voting results of the matters voted upon at the Meeting were as follows:

Item No. 1 – Election of Directors. Each of Douglas Edwards, Aron English, Holly Hess Groos, Shalima Pannikode, Scott Robinson, Scott Ryan and Benjamin Urban were elected as the directors of the Company. The voting results for each of the director nominees was as follows:

	Votes for		Votes withheld		Broker non-votes
Nominee	Number	Percent	Number	Percent	Number
Douglas Edwards	150,757,354	99.90	152,782	0.10	12,846,277
Aron English	150,570,712	99.78	339,424	0.22	12,846,277
Holly Hess Groos	149,131,368	98.82	1,778,768	1.18	12,846,277
Shalima Pannikode	148,787,965	98.59	2,122,171	1.41	12,846,277
Scott Robinson	150,746,653	99.89	163,483	0.11	12,846,277
Scott Ryan	150,584,263	99.78	325,873	0.22	12,846,277
Benjamin Urban	150,748,805	99.89	161,331	0.11	12,846,277

Item No. 2 - Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP was approved as follows:

Votes for		Votes withheld		Broker non-votes
Number	Percent	Number	Percent	Number
163,664,480	99.94	91,933	0.06	0

Item No. 3 - Approval of the Company’s Third Amended and Restated Long-Term Incentive Plan and Common Shares Reserved for Issuance Thereunder. The amendment to the Company’s Second Amended and Restated Long Term Incentive Plan and an increase to the Common Shares reserved for issuance thereunder, subject to the approval of the Toronto Stock Exchange, was approved by shareholders as follows:

Votes for		Votes against		Abstentions		Broker non-votes
Number	Percent	Number	Percent	Number	Percent	Number
135,041,033	89.48	15,848,981	10.50	20,122	0.01	12,846,277

Item No. 4 – Approval of the Non-Binding Advisory Vote on the Company’s Executive Compensation. On a non-binding advisory basis, the resolution to approve Company’s approach to executive compensation commonly known as the “Say-on-Pay” vote was approved by shareholders as follows:

Votes for		Votes against		Abstentions		Broker non-votes
Number	Percent	Number	Percent	Number	Percent	Number
144,310,602	95.63	6,577,496	4.36	22,038	0.01	12,846,277

Item No. 5 – Approval of the Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation. On a non-binding advisory basis, a frequency of every year for future advisory votes on the Company’s executive compensation was approved by shareholders as follows:

Votes for Every Year		Votes for Every Two Years		Votes for Every Three Years		Abstentions		Broker non-votes
Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number
149,670,285	99.18	29,638	0.02	124,809	0.08	1,085,404	0.72	12,846,277

Based on the results of the vote for Proposal 5, and consistent with the recommendation of the Company’s Board, the Company has determined that it will hold an advisory vote on executive compensation on an annual basis until the next shareholder advisory vote on this matter.

Item No. 6 – Approval of the Company’s Amended and Restated Employee Share Purchase Plan. The amendment to the Company’s Amended and Restated Employee Share Purchase Plan was approved by shareholders as follows:

Votes for		Votes against		Abstentions		Broker non-votes
Number	Percent	Number	Percent	Number	Percent	Number
149,074,660	98.78	1,835,476	1.22	0	0	12,846,277

Item 7.01 Regulation FD.

On June 24, 2025, the Company issued a press release announcing the Meeting. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1*+	Third Amended and Restated DIRTT Environmental Solutions Ltd. Long Term Incentive Plan

10.2*+	DIRTT Environmental Solutions Ltd. Amended and Restated Employee Share Purchase Plan

99.1**	Press release dated June 24, 2025

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.
+	Compensatory plan or agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date:	June 24, 2025	By:	/s/ Fareeha Khan
Fareeha Khan Chief Financial Officer